SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2015

CLIFTON BANCORP INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-192598	46-4757900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1433 Van Houten Avenue, Clifton, New Jersey 07015
(Address of principal executive offices) (Zip Code)

(973) 473-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On May 6, 2015, Clifton Bancorp Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended March 31, 2015.  A copy of the Company’s press release is attached as Exhibit 99.1 and is furnished herewith.

Item 8.01   Other Events

On May 6, 2015, the Board of Directors of the Company approved a regular cash dividend of $.06 per share, as well as an additional, special dividend of $.06 per share. The combined $0.12 dividend per share will be paid on June 12, 2015 to stockholders of record on May 29, 2015.

On May 8, 2015, the Company also issued a press release announcing that its 2015 annual meeting of stockholders will be held on Thursday, August 6, 2015.  A copy of the Company’s press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Other Exhibits

      (d)             Exhibits

Number                           Description

99.1                                Press Release dated May 6, 2015

99.2                                Press Release dated May 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CLIFTON BANCORP INC.

Date: May 8, 2015	By:	/s/ Paul M. Aguggia
Paul M. Aguggia
Chairman, President and Chief Executive Officer